UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

WISDOM HOMES OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Northeast Loop 323 Tyler, TX 75708 (Address of principal executive offices) (zip code)

(800) 727-1024 (Registrant’s telephone number, including area code)

_____________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02. Termination of a Material Definitive Agreement.

On July 1, 2015, we repaid the promissory note to Auctus Private Equity Fund, LLC, that on December 15, 2014, we entered into in connection with a Securities Purchase Agreement, pursuant to which we sold Auctus an 8% Convertible Promissory Note in the principal amount of Fifty Five Thousand Dollars ($55,000). We repaid the entire principal balance of the Note plus accrued interest and a prepayment premium, in the total amount of Eighty Three Thousand One Hundred Seventy Five Dollars and Ninety Seven Cents ($83,175.97).

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

Rock Capital, LLC

On July 1, 2015, we entered into a Securities Purchase Agreement with Rock Capital, LLC (“Rock Capital”), pursuant to which we sold to Rock Capital an 8% Convertible Promissory Note in the original principal amount of Thirty Seven Thousand Five Hundred Dollars ($37,500) (the “Note”). The Note has a maturity date of April 1, 2016, and is convertible after 180 days into our common stock at a forty two percent (42%) discount from the lowest trading price of our common stock, as reported by any exchange upon which our common stock is then traded, for the ten (10) trading days prior to our receipt of notice from the Note holder to exercise this conversion feature. The conversion price shall be subject to a minimum conversion price of $0.00005 per share (the “floor price”). The Note can be prepaid by us at a premium as follows: (a) between 0 and 90 days after issuance – 125% of the principal amount; (b) between 91 and 150 days after issuance – 135% of the principal amount; and (c) between 151 and 180 days after issuance – 145% of the principal amount. There is no right to prepay the Note after 180 days. The purchase and sale of the Note closed on July 4, 2015, the date that the purchase price was delivered to us.

The issuance of the Note was exempt from the registration requirements under the Securities Act of 1933 pursuant to Section 4(a)(2) thereof. The purchaser was an accredited and sophisticated investor, familiar with our operations, and there was no solicitation.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1(1)	SECURITIES PURCHASE AGREEMENT with Auctus Private Equity Fund, LLC, dated December 15, 2014.

10.2(1)	CONVERTIBLE PROMISSORY NOTE with Auctus Private Equity Fund, LLC, dated December 15, 2014.

10.3	Securities Purchase Agreement with Rock Capital, LLC, dated July 1, 2015.

10.4	Convertible Promissory Note with Rock Capital, LLC, dated July 1, 2015.

(1) Incorporated by reference from our Current Report on Form 8-K dated December 11, 2014, and filed with the Commission on December 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wisdom Homes of America, Inc.

Dated: July 6, 2015	By:	/s/ James Pakulis
James Pakulis
	Its:	President and Chief Executive Officer